UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Acadian Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 State Street, 13th Floor
Boston, Massachusetts 02109
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
BrightSphere Investment Group Inc.
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AAMI	New York Stock Exchange
4.800% Notes due 2026	AAMI 26	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation Amendment

In connection with the previously announced name change to Acadian Asset Management Inc. (the “Company”) from BrightSphere Investment Group Inc., on December 31, 2024, the Company filed with the Delaware Secretary of State a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), effective January 1, 2025. The Certificate of Amendment amends the Certificate of Incorporation to change the Company’s name to Acadian Asset Management Inc. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Bylaws Amendment

In addition, on December 31, 2024, the Company’s Board of Directors (the “Board”) approved Amendment No. 1 (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective January 1, 2025. The Bylaws Amendment amends the Bylaws to provide that all references to “BrightSphere Investment Group Inc.” in the Bylaws shall be changed to “Acadian Asset Management Inc.” The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the complete text of the Bylaws Amendment, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Acadian Asset Management Inc., effective January 1, 2025
3.2	Amendment No. 1 to Amended and Restated Bylaws of Acadian Asset Management Inc., effective January 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	January 6, 2025	ACADIAN ASSET MANAGEMENT INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal and Administrative Officer and Secretary